UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2016

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71 South Wacker Drive, 12th Floor Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 23, 2016, the Compensation Committee (the “Committee”) of the Board of Directors of Hyatt Hotels Corporation (the “Company”), in its capacity as Administrator of the Third Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan, delegated to a subcommittee for purposes of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and Section 162(m) of the Internal Revenue Code, as amended (the “Subcommittee”), the authority to grant, and the Subcommittee granted, performance share units or “PSUs” pursuant to a Performance Share Unit Agreement approved by the Committee consistent with the form filed herewith as Exhibit 10.1 (the “PSU Agreement”). The PSUs will vest and be paid out in shares of Class A common stock at the end of a three-year performance period based on achievement of certain pre-determined goals relating to the performance of the Company (as approved by the Subcommittee prior to the grant of the PSUs), and generally subject to the PSU holder’s continued employment through the performance period (except in the case of certain qualifying terminations of employment). If the threshold goal is not achieved, then the PSUs will be forfeited and none will vest. Within 30 days after vesting, the Company will deliver to the holder of the PSUs a number of shares of Class A common stock of the Company equal to the number of PSUs that vested.

The PSUs granted on March 23, 2016 vest based on attainment of performance goals over a performance period beginning on January 1, 2016 and ending December 31, 2018, and are based on three year average Adjusted ROGA and three year relative EBITDA growth versus an industry peer group.

The following lists the named executive officers of the Company who received PSU grants on March 23, 2016 and the target number of PSUs:

Mark S. Hoplamazian	42,229

Patrick J. Grismer	13,372

H. Charles Floyd	14,076

Stephen G. Haggerty	10,557

The foregoing description of the March 23, 2016 PSU grant is qualified in its entirety by reference to the terms of the form PSU Agreement, which is filed herewith as Exhibit 10.1 and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Exhibit Description

10.1	Form of Performance Share Unit Agreement under the Third Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hyatt Hotels Corporation

Date: March 25, 2016	By:	/s/ Rena Hozore Reiss
Rena Hozore Reiss
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBIT

Exhibit Number	Description

10.1	Form of Performance Share Unit Agreement under the Third Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan